SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 5, 2004
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                     FIRST LITCHFIELD FINANCIAL CORPORATION
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               (Exact name of Registrant as Specified in Charter)

       Delaware                           0-28815                 06-1241321
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(State or other Jurisdiction     (Commission File Number)    (IRS Employer
        of Incorporation)                                    Identification No.)



13 North Street, Litchfield, Connecticut                                06759
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(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code:   (860) 567-8752
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N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Form 8-K, Current Report
First Litchfield Financial Corporation

Item 12. Results of Operations and Financial Condition.
         ----------------------------------------------

     On March 5, 2004, First Litchfield Financial Corporation (the "Company") issued a press release announcing its financial results for the year ended December 31, 2003. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

     The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 12 and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.



     Exhibit Index                                                     Page
     -------------                                                     ----

     99.1   Press Release dated March 5, 2004                            3

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  March 5, 2004                     FIRST LITCHFIELD FINANCIAL CORPORATION



                                          By      /s/ Carroll A. Pereira
                                             -----------------------------------
                                             Carroll A. Pereira
                                             Treasurer